Exhibit 99.1

Innovative Solutions & Support, Inc. Announces New Chief Financial Officer

Jeffrey DiGiovanni brings extensive Public Company CFO experience to the Company

EXTON, Pa. – March 21, 2024 – (BUSINESS WIRE) Innovative Solutions & Support, Inc. (“IS&S” or the “Company”) (NASDAQ: ISSC) today announces that it has appointed Jeffrey DiGiovanni to the position of Chief Financial Officer, effective as of April 8, 2024.

“I am pleased to have someone with Jeff’s background and accomplishments joining IS&S at this very exciting time in our growth,” said Dr. Shahram Askarpour, the Comany’s Chief Executive Officer, commenting on the appointment. “Jeff is a seasoned public company CFO with experience in SEC filings, financial reporting and acquisitions, as well as capital markets interaction. In addition, his experience consulting with companies on critical financial and accounting issues will be of great value as we implement our organic and inorganic growth strategy. On behalf of the Board and our management, I want to welcome Jeff to the team. We are all looking forward to his contributions to our efforts to continually improve our financial and operational performance.”

Jeffrey DiGiovanni, age 47, served as Senior Vice President and Chief Financial Officer of StoneMor Inc. (formerly NYSE: STON), a provider of funeral and cemetery products and services in the death care industry, from September 2019 to May 2023, and prior to that, served as StoneMor Inc.’s Chief Accounting Officer from September 2018 to September 2019. From January 2012 until September 2018, Mr. DiGiovanni was Managing Director at Pine Hill Group, a leading accounting and transaction advisory firm, where he worked with clients to deliver services, including readiness for initial public offerings, financial reporting, including reporting to the Securities and Exchange Commission, and technical accounting assistance on complex transactions. Mr. DiGiovanni is a Certified Public Accountant, and holds a B.S. in Accounting and an M.S. in Financial Services from Saint Joseph’s University.

Coincident with this hire, Relland M. Winand will no longer be serving as the Company’s interim Chief Financial Officer. As of April 8, 2024, Mr. Winand has agreed to consult with the Company on an advisory basis to assure a smooth transition of the Chief Financial Officer role.

About Innovative Solutions & Support, Inc.

Headquartered in Exton, Pa., Innovative Solutions & Support, Inc. (www.innovative-ss.com) is a systems integrator that designs and manufactures flight guidance and cockpit display systems for Original Equipment Manufacturers (OEMs) and retrofit applications. The Company supplies integrated Flight Management Systems (FMS), Auto-Throttle Systems and advanced GPS receivers for precision low carbon footprint navigation.

FORWARD LOOKING STATEMENT DISCLAIMER

In addition to the historical information contained herein, this press release contains “forward-looking statements” within the meaning of, and intended to be covered by, the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In this press release, the words “anticipates,” “believes,” “may,” “will,” “estimates,” “continues,” “anticipates,” “intends,” “forecasts,” “expects,” “plans,” “could,” “should,” “would,” “is likely”, “projected”, “might”, “potential”, “preliminary”, “provisionally” and similar expressions, as they relate to the business or to its management, are intended to identify forward-looking statements, but they are not exclusive means of identifying them. All forward-looking statements are based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, statements about: implementation of our organic and inorganic growth strategy and efforts to continually improve our financial and operational performance. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Because forward-looking statements are subject to assumptions, risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause results to differ materially from those expressed or implied by such forward-looking statements include, but are not limited to, the Company’s ability to efficiently integrate acquired and licensed product lines, including the Honeywell product lines, into its operations; a reduction in anticipated orders; an economic downturn; changes in the competitive marketplace and/or customer requirements; an inability to perform customer contracts at anticipated cost levels; and other factors that generally affect the economic and business environments in which the Company operates. Such factors are detailed in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023, and subsequent reports filed with the Securities and Exchange Commission. Many of the factors that will determine the Company’s future results are beyond the ability of management to control or predict. Readers should not place undue reliance on forward-looking statements. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Contact:

Jason Zywalewski

610.646.9800 x 609

jzywalewski@innovative-ss.com